EXHIBIT 99.1

ASP Isotopes Announces Quantum Leap Energy and Necsa Advance Strategic Collaboration Aimed at Production of HALEU Nuclear Fuel

Agreement between QLE’s South African subsidiary and Necsa related to the siting, design, construction, commission and operation of an enrichment facility on the Necsa site in Pelindaba, with QLE’s objective to achieve market readiness for production of nuclear fuel

The collaboration leverages QLE’s in-licensed and proprietary enrichment technology and Necsa’s globally-recognized production facilities

DALLAS, TX, February 23, 2026 -- ASP Isotopes Inc. (NASDAQ: ASPI) (“ASPI”) today announced that on February 20, 2026, a South African subsidiary of Quantum Leap Energy LLC (“QLE” or the “Company”), a wholly-owned subsidiary of ASPI dedicated to advancing innovative technologies and processes across critical segments of the fission and fusion nuclear fuel cycle, and the South African Nuclear Energy Corporation (“Necsa”) executed a Pre-Implementation Services Contract Agreement (“Services Contract”) as part of the planned collaboration on the research, development and ultimately commercial production of High Assay Low Enriched Uranium (HALEU), marking a critical step forward in addressing global nuclear fuel supply needs for next generation fission reactors.

Necsa’s mandate and expertise is in nuclear research and technology innovation and is amongst world leaders in nuclear technologies. The Services Contract builds on the previously announced MOU between ASPI’s South African subsidiary and Necsa, and leverages QLE’s enrichment capabilities alongside Necsa’s world-class capabilities and strategic positioning in the global nuclear value chain. Under the Services Contract, Necsa has agreed to provide to QLE’s South African subsidiary, Quantum Leap Energy (Pty) Ltd. (“QLE SA”), certain facilities, infrastructure, utilities and services related to the siting, design, construction, commission and operation of an enrichment facility on the Necsa site in Pelindaba.  A Joint Coordination Committee, to be comprised of two representatives of QLE SA and Necsa, has been established to oversee and govern the implementation of the Services Contract.

QLE’s objective for the collaboration with Necsa is to achieve market readiness for HALEU production. The collaboration positions QLE to conduct research and development activities for enrichment operations at Necsa’s Pelindaba site, leveraging QLE’s in-licensed and proprietary enrichment technology alongside Necsa’s established nuclear infrastructure, subject to Necsa’s prevailing site regulations, safety protocols and security requirements, and applicable National Nuclear Regulator (NNR) and other regulatory approvals. This initiative is in line with Necsa’s growth strategic framework of optimizing its nuclear fuel capabilities. The QLE-Necsa initiative represents an important step toward establishing diverse and reliable HALEU supply chains to support next-generation nuclear energy deployment.

“This milestone represents a significant advancement in our commercial partnership with Necsa and its proven infrastructure for the development of nuclear materials,” said Ryno Pretorius, CEO of Quantum Leap Energy. “Gaining access to this internationally-recognized facility is intended to help us to move from planning to implementation, and advance our goal of providing a reliable HALEU supply for next-generation reactors to meet rapidly growing market demand for HALEU nuclear fuel.”

“Necsa intends to optimize global networks of over 60 years and complementary capabilities on enrichment with QLE. Necsa is on a growth expansion trajectory and appreciates collaboration which opens more avenues for exploration and a broader market reach,” said Loyiso Tyabashe, Necsa Group Chief Executive Officer. “Our extensive experience in nuclear technologies and established global distribution network positions this partnership to make a meaningful contribution to the emerging HALEU market.”

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This commercial partnership comes at a critical time as advanced reactor technologies requiring HALEU fuel are being developed globally at an accelerating pace to meet the clean, baseload power demands of AI data center infrastructure and industrial electrification. HALEU is a crucial fuel for small modular reactors (SMRs) and other advanced nuclear reactor designs. The United States Department of Energy estimates that by 2035, the country will need 50 metric tons per year of HALEU to support its commercial nuclear power industry, escalating to 500 metric tons per year by 2050.

About Quantum Leap Energy

Quantum Leap Energy is a development stage nuclear fuels company dedicated to advancing innovative technologies and processes across critical segments of the nuclear fuel cycle. The company focuses on both front-end activities, including uranium conversion, enrichment of uranium-235 for nuclear fuel production (HALEU, LEU+ and LEU), and isotopic separation of lithium-6 and lithium-7, as well as back-end radioactive waste treatment technologies. Through exclusive global rights to proprietary Aerodynamic Separation Process (ASP) and laser-based Quantum Enrichment (QE) technologies, Quantum Leap Energy aims to address gaps in the nuclear fuel supply chain for advanced nuclear reactors, small modular reactors, and fusion systems. The company has established strategic partnerships or commercial initiatives and relationships with industry leaders, including TerraPower, Fermi America, and the South Africa Nuclear Energy Corporation (Necsa) to accelerate the commercialization of critical isotopes essential for next-generation nuclear energy systems. For additional information, please visit: https://www.qleapenergy.com/.

About ASP Isotopes Inc.

ASP Isotopes Inc. is a development stage advanced materials company dedicated to the development of technology and processes to produce isotopes for use in multiple industries. ASPI employs proprietary ASP technology. ASPI’s initial focus is on producing and commercializing highly enriched isotopes for the healthcare and technology industries. ASPI also plans to enrich isotopes for the nuclear energy sector using QE technology that ASPI is developing. ASPI has isotope enrichment facilities in Pretoria, South Africa, dedicated to the enrichment of isotopes of elements with a low atomic mass (light isotopes).

About NECSA

The South African Nuclear Energy Corporation (Necsa) is a state-owned public company, established by the Nuclear Energy Act in 1999. Necsa conducts nuclear research and development, supports the full nuclear value chain (including isotope production and nuclear manufacturing), and delivers industrial, medical and clean-energy applications to support South Africa’s socio-economic development. For more information, visit necsa.co.za.

Forward-Looking Statements

Statements contained herein relating to future plans, results, performance, expectations, achievements and the like are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the anticipated results and benefits of QLE’s collaboration with Necsa, projections about future nuclear fusion power generation technologies and enrichment methods, QLE’s anticipated growth strategies and anticipated trends in QLE’s business, statements relating to QLE’s strategic partnerships or commercial initiatives and relationships with Fermi America, TerraPower and Necsa, and statements we make regarding expected operating results, such as future revenues and prospects from the potential commercialization of isotopes, future performance under contracts, and our strategies for product development, engaging with potential customers, market position, and financial results. These forward-looking statements involve known and unknown risks, uncertainties, and other factors, many of which may be beyond QLE’s control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by any forward-looking statements.  All forward-looking statements speak only as of the date hereof. QLE and ASPI undertake no obligation to revise or update any forward-looking statements except as may be required by applicable law.

Contact

QLE@icrinc.com

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